Exhibit 10.99

                                                                        [Pool B]


                       THIRD AMENDMENT TO PROMISSORY NOTE
                               AND LOAN AGREEMENT


         THIS THIRD AMENDMENT TO PROMISSORY NOTE AND LOAN AGREEMENT (this "Amendment") is dated as of October 15, 2002, by and between CAPITAL SENIOR LIVING P-B, INC., a Delaware corporation (together with its successors and assigns, "Borrower"), CAPITAL SENIOR LIVING ILM-B, INC., a Delaware corporation (together with its successors and assigns, "Owner"), and NEWMAN FINANCIAL
SERVICES, INC., a Delaware corporation (together with its successors and assigns, "Lender"), and is consented to and acknowledged by CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation (together with its successors and assigns, "Guarantor") and by CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation (together with its successors and assigns, "Pledgor").

                                    RECITALS:

         A. Lender made a loan (the "Loan") to Borrower in the original principal loan amount of $9,700,000. The Loan is more fully described in and evidenced by (i) that certain Mezzanine Loan Agreement dated as of August 15, 2000, by and between Borrower, Owner and Lender, as amended (the "Loan Agreement"), and (ii) that certain Promissory Note dated as of August 15, 2000 in the amount of the Loan, executed by Borrower and payable to the order of Lender, as amended (the "Note"). The Note and the Loan Agreement were amended by that certain Amendment to Promissory Note and Loan Agreement dated as of August 14, 2001, and that certain Second Amendment to Promissory Note and Loan Agreement dated as of September 15, 2001.

         B. The Note is secured by, among other things, (i) an Assignment of Net Proceeds (Canton Regency) dated as of August 15, 2000 from Owner in favor of Lender, (ii) an Assignment of Net Proceeds (Towne Center) dated as of August 15, 2000 from Owner in favor of Lender, (iii) a Partnership Interest Security Agreement dated as of August 15, 2000 from Pledgor in favor of Lender, (iv) a Promissory Notes Security Agreement dated as of August 15, 2000 from Pledgor in favor of Lender, (v) an Open-End Mortgage and Security Agreement dated as of August 15, 2000 between Owner and Lender, and recorded on August 24, 2000 in the land records of Stark County, Ohio as instrument number 2000050551, which encumbers the property described in Exhibit "A-1" attached hereto and made a part hereof by this reference (the "Ohio Property"), and (vi) a Mortgage and Security Agreement dated as of August 15, 2000 between Mortgagor and Lender, and recorded on September 6, 2000 in the land records of Lake County, Indiana as instrument number 2000064617, which encumbers the property described in Exhibit "A-2" attached hereto and made a part hereof by this reference (the "Indiana Property" and together with the Ohio Property, the "Properties").

         C. Repayment of the Loan is guaranteed by Guarantor pursuant to, and as set forth in, that certain Payment and Performance Guaranty Agreement dated as August 15, 2000 given by Guarantor for the benefit of Lender ("Guaranty").

         D. Borrower and Owner have requested that Lender modify certain covenants in the Loan Agreement and further extend the maturity date of the Loan to October 15, 2004. Lender has agreed to consent to such modifications and extension, subject to the payment of the Extension Fee (described below) and to the terms and conditions of this Amendment, as set forth below.


                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Owner and Lender, intending to be legally bound, agree that the Note and Loan Agreement are hereby further amended as follows:

         1. The foregoing Recitals are hereby ratified and made a part hereof.

         2. All capitalized terms used herein shall have the meanings given them in the Note or Loan Agreement, as applicable, unless they are otherwise specifically defined herein.

         3. Section 4 of the Note, as amended, is hereby deleted in its entirety and the following Section 4 is hereby substituted therefor:

                  Section 4. Maturity Date. Unless sooner paid, the entire unpaid balance of the principal amount hereof and all interest accrued thereon (including interest at the Default Rate), to and including the Maturity Date (as defined below), and all Late Fees (as defined below) shall become due and payable on October 15, 2004 (the "Maturity Date").

         4. The definition of "Maturity Date" in Section 1.1 of the Loan Agreement, as amended, is hereby deleted in its entirety, and the following definition is hereby substituted therefor:

                  "Maturity Date" means October 15, 2004, unless Mezzanine Lender sooner accelerates the maturity of the Loan in accordance with the Loan Documents.

         5. Notwithstanding paragraphs 3 and 4 above, Lender may accelerate the Maturity Date under the Note and Loan Agreement on October 15, 2003 unless on such date Capital Senior Living P-C, Inc. ("P-C, Inc.") has satisfied the conditions set forth in paragraph 5 of that certain Third Amendment to Promissory Note and Loan Agreement of even date herewith among P-C, Inc., Lender and Guarantor.

         6. Section 2.4 of the Loan Agreement is hereby deleted in its entirety, except that any term defined in Section 2.4 and used elsewhere in the Loan Agreement shall continue to have the meaning set forth in Section 2.4.

         7. Effective as of October 15, 2002, the first clause (up to the colon) of Section 1.4 of the Note is hereby deleted in its entirety and the following clause is hereby substituted therefor:

                  The "Note Rate" shall mean (a) the greater of (i) three and one half percent (3.5%) per annum, or (ii) the average of London Interbank Offered Rates ("LIBOR") for a term of one month determined solely by Holder as of each Rate Adjustment Date, plus (b) five hundred fifty (550) basis points per annum, determined in the following manner:

         8. The foregoing amendments 3 through 6 shall become effective as of the date hereof only if Borrower causes to be paid to Lender (i) one-half of the Extension Fee (defined below) in consideration of Lender's consent to further extend the Maturity Date, (ii) the Liquidity Fee pursuant to Section 2.6 of the Loan Agreement, which the parties agree shall now be in the amount of $96,000.00 (minus $16,800.00 which was previously paid to Lender), and (iii) all attorney's fees and expenses incurred by Lender in connection herewith. The Extension Fee shall be an amount equal to one and one-half percent (1.5%) of the outstanding principal balance of the Loan as of the date hereof. One-half of the Extension Fee is payable as of the date hereof as provided above. The remaining one-half of the Extension Fee is fully earned by Lender on the date hereof, but shall not be due and payable until the Maturity Date. This Amendment may only become effective if that certain Third Amendment to Promissory Note and Loan Agreement of even date herewith among P-C, Inc., Lender and Guarantor has been executed by all parties thereto and all fees and expenses payable upon execution thereof have been paid.

         9. Lender has agreed to temporarily waive certain conditions precedent (itemized below) to the effectiveness of this Amendment. Borrower hereby covenants and agrees that on or before the earlier to occur of (a) March 31, 2003 or (b) the date upon which Borrower restructures the first lien indebtedness secured by the Properties with GMAC Commercial Mortgage
Corporation, Borrower shall provide to Lender the following to Lender's commercially reasonable satisfaction: (i) UCC, judgment, tax lien, bankruptcy and pending litigation searches of the parties hereto other than Lender, (ii) a bankruptcy non-consolidation opinion substantially in the form of the opinion rendered at the closing of the Loan, or an update of such opinion, and (iii) zoning confirmation letters for each of the Properties substantially in the form of the letters provided at the closing of the Loan, or an update of such letters.

         10. Except as hereby expressly amended, each of the Note and the Loan Agreement, as amended, shall otherwise be unchanged, shall remain in full force and effect and is hereby expressly approved, ratified and confirmed. All representations and warranties made by the Borrower and the Owner in the Loan Documents are true and correct in all material respects as if made on the date hereof.

         11. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

         12. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         13. Neither the Note nor the Loan Agreement may be further amended except by an instrument in writing signed by each of the parties hereto.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, Owner and Lender have caused this Amendment to be executed by their duly authorized representatives thereof as of the date first written above.

                                   BORROWER:

                                   CAPITAL SENIOR LIVING P-B, INC.,
                                   a Delaware corporation



                                  By: /s/ Paul T. Lee                    (Seal)
                                     ------------------------------------
                                  Name: Paul T. Lee
                                       ----------------------------------
                                  Title: Vice President, Finance
                                        ---------------------------------



                                  OWNER:

                                  CAPITAL SENIOR LIVING ILM-B, INC.,
                                  a Delaware corporation



                                  By: /s/ Paul T. Lee                    (Seal)
                                     ------------------------------------
                                  Name: Paul T. Lee
                                       ----------------------------------
                                  Title: Vice President, Finance
                                        ---------------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                   LENDER:

                                   NEWMAN FINANCIAL SERVICES, INC.,
                                   a Delaware corporation



                                   By: /s/ Jay N. Rollins                (Seal)
                                      -----------------------------------
                                   Name: Jay N. Rollins
                                        ---------------------------------
                                   Title: Senior Vice President
                                         --------------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    CONSENT AND ACKNOWLEDGMENT BY GUARANTOR:

         CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation, as Guarantor under that certain Payment and Performance Guaranty Agreement ("Guaranty") dated as of August 15, 2000 in favor of Lender does hereby acknowledge and consent to the foregoing Amendment, confirms that all representations and warranties made by the Guarantor in the Loan Documents are true and correct in all material respects as if made on the date hereof, and does hereby ratify and confirm the Guaranty and acknowledges the same to be in full force and effect.

                                      GUARANTOR:

                                      CAPITAL SENIOR LIVING CORPORATION,
                                      a Delaware corporation



                                      By:                                (Seal)
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                     CONSENT AND ACKNOWLEDGMENT BY PLEDGOR:

         CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation, as Pledgor under that certain Partnership Interest Security Agreement dated as of August 15, 2000 from Pledgor in favor of Lender, and that certain Promissory Notes Security Agreement dated as of August 15, 2000 from Pledgor in favor of Lender (collectively, the "Pledge Agreements") does hereby acknowledge and consent to the foregoing Amendment, confirms that all representations and warranties made by the Pledgor in the Loan Documents are true and correct in all material respects as if made on the date hereof, and does hereby ratify and confirm the Pledge Agreements and acknowledges the same to be in full force and effect. Pledgor further confirms that the term "Mezzanine Loan Documents" as referred to within the definition of "Mezzanine Loan Documents" in the Partnership Interest Security Agreement dated as of August 15, 2000 from Pledgor in favor of Lender means and refers to the "Loan Documents" as defined in the Loan Agreement as defined above.

                                      PLEDGOR:

                                      CAPITAL SENIOR LIVING PROPERTIES, INC.,
                                      a Texas corporation



                                      By:                                (Seal)
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

                                   EXHIBIT A-1

                                  OHIO PROPERTY

                                   EXHIBIT A-2

                                INDIANA PROPERTY